SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 21, 2004
                        (Date of earliest event reported)

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  0-24230                     94-3021850
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                  44259 NOBEL DRIVE, FREMONT, CALIFORNIA 94538
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 490-0719

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Item 12. Results of Operations and Financial Condition.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

      On March 21, 2004, Fiberstars, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 21, 2004

                                        FIBERSTARS, INC.


                                        By /s/ Robert A. Connors
                                          --------------------------------------
                                          Name:  Robert A. Connors
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1 Press release dated April 21, 2004 announcing first quarter 2004 results.